UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

NEWPARK RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX		77381
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 13, 2014, Newpark Resources, Inc. (the “Company”) entered into a Second Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment”), amending the Second Amended and Restated Credit Agreement dated as of November 22, 2011 entered into by the Company with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders from time to time parties thereto (the “Lenders”), as amended by that First Amendment dated October 10, 2012 (the “Credit Agreement”).

The Second Amendment amends certain provisions of the Credit Agreement in order to:

●	Obtain the consent of the Lenders to the sale of the Company’s environmental services business;
●

Exclude from the definition of Consolidated Net Income the net income of any business disposed of during a reporting period, calculated on a pro-forma basis for any such reporting period as if such disposition had occurred on the first date of such period and include in such definition the net income of any business acquired during a reporting period, calculated on a pro forma basis as if such acquisition had occurred on the first date of such period; and

●	Increase the aggregate base amount allowed in the calculation for repurchase of Capital Stock from $50,000,000 to $100,000,000.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Second Amendment to Second Amended and Restated Credit Agreement, dated February 13, 2014, by and among Newpark Resources, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: February 18, 2014

By: /s/ Gregg S. Piontek

             Gregg S. Piontek

             Vice President and

              Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Second Amendment to Second Amended and Restated Credit Agreement, dated February 13, 2014, by and among Newpark Resources, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders parties thereto.